Claims	6 Months Ended
Jun. 30, 2018
Claims [Abstract]
Claims

Note 9 - Claims

In June 2018 the Company entered into a Memorandum of Understanding and subsequently, in July 2018 entered into a Stipulation of Settlement with  respect to the shareholder class action lawsuits pending against it.  As previously disclosed, in Note 13B. to the Annual Financial Statements, these lawsuits were filed against the Company alleging violations of U.S. federal securities laws.

Under the terms of the proposed settlement, the purported classes in all of the Actions will receive aggregate consideration of USD 2.0 million. The settlement consideration, as well as ancillary expenses, is expected to be funded by the Company’s insurance carriers.

When the proposed settlement becomes effective, the Company and its directors and officers will be released from the claims that were asserted or could have been asserted in the Actions by class members participating in the settlement.

The proposed settlement is subject to the completion of final documentation, preliminary and final Court approval by the District Court for the Southern District of New York and dismissal by the plaintiffs with prejudice of the Actions before the Superior Court for the State of California, funding of the USD 2.0 million in cash by the Company’s insurance carriers, and other customary closing conditions.

There have been no material changes in all other claims since the issuance of the Annual Financial Statements.